Interest expense and similar charges	12 Months Ended
Dec. 31, 2022
Interest expense and similar charges
Interest expense and similar charges

35. Interest expense and similar charges

Interest expense and similar charges in the consolidated income statement include the interest accrued during the year on all financial liabilities with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, the adjustment to interest expense as a result of hedge accounting and the net interest cost attributable to pension plans.

The breakdown of the main items of interest expense and similar charges accrued in 2020, 2021 and 2022 is as follows:

	2020	2021	2022

Deposits from credit institutions	12,400	10,967	19,373
Customer deposits	28,235	19,224	32,228
Marketable debt securities	5,756	5,308	7,632
Subordinated liabilities	1,767	1,668	1,646
Hedging financial derivatives	193	299	99
Other interest expense	1,824	2,214	2,906
	50,175	39,680	63,884